UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2025

Q32 Bio Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38433	47-3468154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street
Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 999-0232

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTTB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 28, 2025 (the “Closing Date”), Q32 Bio Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Q32 Bio Operations Inc., a wholly-owned subsidiary of the Company (“Q32 Bio Operations” and, together with the Company, the “Seller”), and Akebia Therapeutics, Inc. (“Akebia”) pursuant to which the Seller sold to Akebia substantially all of the Seller’s assets related to the research, development, manufacture and commercialization of ADX-097 (the “ADX-097 Asset Sale”). Following the ADX-097 Asset Sale, Akebia will be responsible for any future development and commercialization of ADX-097. As consideration for the ADX-097 Asset Sale, the Company (i) received an upfront payment of $7.0 million on the Closing Date, and (ii) will receive a payment of $3.0 million on the six-month anniversary of the Closing Date. The Company will also receive a near-term milestone payment of $2.0 million upon the earlier of achievement of the first milestone under the Asset Purchase Agreement or December 31, 2026. In addition to these payments, the Company is eligible to receive up to $580 million upon the achievement of specified milestones, including up to $92.5 million related to development and regulatory milestones and up to $487.5 million related to commercial milestones. The Company is also eligible to receive tiered royalties on potential future sales of ADX-097 ranging from low single-digit to mid-teen percentages of annual net sales. The royalties will expire on a country-by-country basis on the later to occur of (a) the date of expiration of the last-to-expire valid claim of any transferred patent right that covers such product in such country, and (b) the tenth anniversary of the first commercial sale of such product.

The Asset Purchase Agreement contains customary representations, warranties, conditions and covenants made by the Seller and Akebia.

The Asset Purchase Agreement further provides that, subject to certain limitations, the Seller and Akebia will each indemnify the other for certain losses arising from such breaches of representations, warranties and covenants and liabilities allocated to such party pursuant to the terms of the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Item 1.02	Termination of a Material Definitive Agreement.

On November 28, 2025, in connection with the ADX-097 Asset Sale, the Company terminated its obligations under that certain exclusive license agreement, dated August 9, 2017, as amended in February 2018, September 2018, and April 2019 (the “Colorado License Agreement”), with The Regents of the University of Colorado, pursuant to which the Company obtained worldwide, royalty-bearing, sublicensable licenses under certain patents and know-how owned by Colorado and Medical University of South Carolina relating to the research, development and commercialization of ADX-097. The Colorado License Agreement was amended and restated and all of the Company’s rights and obligations thereunder were transferred to Akebia.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information regarding the ADX-097 Asset Sale set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On December 1, 2025, the Company issued a press release announcing the ADX-097 Asset Sale disclosed under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On December 1, 2025, the Company announced it now expects its cash and cash equivalents, together with the $7.0 million upfront payment and $5.0 million in anticipated near-term milestone payments from the ADX-097 Asset Sale, to fund the Company’s operations into the second half of 2027, through the Company’s SIGNAL-AA Part A OLE and topline results of the SIGNAL-AA Part B trial expected in mid-2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, statements relating to the Company’s expectations that its cash and cash equivalents, together with the $7.0 million upfront payment and $5.0 million in anticipated near-term milestone payments from the ADX-097 Asset Sale, are expected to fund the Company’s operations into the second half of 2027, are forward-looking statements. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Forward-looking statements are based on management’s current beliefs and assumptions, which are subject to risks and uncertainties and are not guarantees of future performance. Such risks and uncertainties include, among others, the risk that actual results may differ from the Company’s projected cash runway, and such other risks and uncertainties identified in the Company’s periodic, current and other filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and any subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on December 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q32 BIO INC.

Date: December 1, 2025	By:	/s/ Jodie Morrison
	Name: Title:	Jodie Morrison Chief Executive Officer